AGREEMENT

THIS AGREEMENT (the “Agreement”) is entered into effective as of the _____ day of _______, 2006 (the “Effective Date”) by and between OXFORD MEDIA, INC., a Nevada corporation (“Oxford”); PALISADES MASTER FUND, LP (“Palisades”); and, LONGVIEW FUND, L.P. (“Longview”). Oxford, Palisades, and Longview are sometimes referred to collectively herein as the “Parties”, and each individually as a “Party”. Palisades and Longview are sometimes collectively referred to herein as the “Lenders”.

1.	RECITALS:

WHEREAS, the Parties have previously entered into a Subscription Agreement dated 01 September 2006 (the “Subscription Agreement”). All defined terms used herein but not otherwise defined herein shall have the same meanings ascribed to them as in the Subscription Agreement.

WHEREAS, the Parties have performed, and have agreed to perform in the future, certain undertakings and transactions under the Subscription Agreement and the Transaction Documents (the “Transaction Obligations”).

WHEREAS, the Parties desire to amend the Subscription Agreement, Transaction Documents, and Transaction Obligations to the extent expressly provided herein.

WHEREAS, Oxford hereby warrants that upon execution by the Parties such execution shall satisfy the requirements of Section 15(h) of the Subscription Agreement.

WHEREAS, the Parties recognize that upon execution this Agreement will represent a legally enforceable contract by and between the Parties.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

2.	PROPOSED ADDITIONAL FINANCING:

2.1   The Lenders hereby agree to permit The Midsummer Group of Funds (“Midsummer”) to invest a maximum of Two Million Dollars ($2,000,000) in Oxford on the same terms and conditions as provided under the Subscription Agreement and the Transaction Documents, as further amended hereunder, so long as such proposed investment closes no later than 10 November 2006.

2.2   The Lenders hereby waive any and all rights either may possess under Section 14(a) of the Subscription Agreement to participate in the proposed investment by Midsummer, as described above (the “Midsummer Investment”).

2.3   Oxford shall provide notice of the Midsummer Investment to all other Subscribers pursuant to Section 14(a) of the Subscription Agreement.

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3.   REVISED TERMS OF NOTES: In the event the Midsummer Investment closes no later than 10 November 2006, and only upon such an event, the Lenders hereby agree to the following changes and amendments to the Notes executed in connection with and pursuant to the Subscription Agreement:

3.1   Section 1.2 of the Notes is hereby amended in its entirety to read as follows:

Simple interest payable on this Note shall accrue at the annual rate of ten percent (10%) up to and until the Effective Date of this Agreement. Upon and after the Effective Date of this Agreement, simple interest payable on this Note shall accrue at the annual rate of twelve percent (12%).

3.2   Section 1.3 of the Notes is hereby amended in its entirety to read as follows:

Interest will be payable on each of the three month anniversaries of the Issue Date immediately succeeding the Issue Date. Borrower shall also pay to Holder a principal reduction payment in cash in the amount of twelve and one-half percent (12.5%) of the then outstanding principal balance of this Note on 01 March 2008 and on each three (3) month anniversary thereafter up to and until 01 September 2009 (the “Maturity Date”), at which time the entire amount of the outstanding principal balance and remaining accrued but unpaid interest shall be due and payable.

4.	REGISTRATION RIGHTS:

4.1   The Lenders hereby agree that Midsummer shall be afforded the same registration rights as all other investors under the Subscription Agreement and shall be included in the Registration Statement currently being prepared for filing by Oxford as required under the Subscription Agreement.

4.2   The Filing Date for the Registration Statement, and for all purposes under the Subscription Agreement, shall now be 01 December 2006.

4.3   The Effective Date for the Registration Statement, and for all purposes under the Subscription Agreement, shall now be 15 April 2007.

4.4   Palisades hereby agrees to waive all registration rights it may have in regard to the Oxford Series B Convertible Preferred Stock held by Palisades (the “Series B”), as well as all provisions for liquidated damages related to the registration of the Series B. Instead, Oxford shall now be required to file a registration statement no later than thirty (30) days after the actual effective date for the Registration Statement, with the registration statement to be effective no later than ninety (90) days after the actual filing date of the registration statement. Oxford shall register one hundred percent (100%) of that number of shares of Oxford common stock into which the Series B is then convertible, and no other shares in regard to the Series B.

4.5   Palisades hereby agrees to limit its registration rights it may have in regard to the Oxford Series A Convertible Preferred Stock held by Palisades (the “Series A”) to the registration of one hundred percent (100%) of that number of shares of Oxford common stock into which the Series A is currently convertible, and no other shares in regard to the Series A, with said shares to be registered in the same registration statement as the Series B.

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4.6   The Lenders hereby agree that by consenting to the new Filing Date and Effective Date established hereunder that such changes to the Subscription Agreement shall mean that no liquidated damages will have accrued under the Subscription Agreement as of the Effective Date of this Agreement, other than as provided below.

4.7   As payment for full and complete satisfaction of all amounts owed by Oxford in favor of Palisades on account of liquidated damages for the Series A and Series B held by Palisades, Oxford shall pay to Palisades Three Hundred Twenty Five Thousand Dollars ($325,000). Payment shall be reflected in the form of an equal increase in the principal balance of the Secured Promissory Note dated 01 September 2006 issued by Oxford in favor of Palisades pursuant to the Subscription Agreement. Said increase shall be effective immediately upon the closing of the Midsummer Investment.

4.8   The fee paid under Sections 4.7, above, shall be paid solely as consideration for full and complete payment of all liquidated damages owed to Palisades, and not as consideration for the consent to a waiver or modification of any provision of the Transaction Documents.

5.	CONVERSION AT REDUCED CONVERSION PRICE:

5.1   The Parties hereby consent to the reduction of the conversion price to Fifty Cents ($.50) per share for the convertible promissory notes issued by Oxford and held by the following individuals in the respective amounts (the “Notes”):

JAMES C. BROOKS	$287,500

R. SAM CHRISTENSEN AND ALICE CHRISTENSEN FAMILY TRUST DATED NOVEMBER 27, 1990   $525,000

5.2   Palisades hereby consents to the actual conversion of the Notes into common stock of Oxford at the revised conversion price of Fifty Cents ($.50) per share.

6.   CERTAIN OTHER AMENDMENTS: The Parties hereby agree to the following revised provisions:

6.1   The last sentence of Section 13.4 of the Subscription Agreement is hereby amended to read as follows:

Notwithstanding any other provision contained herein, the maximum aggregate liquidated damages payable to a Holder under this Agreement shall be 24.9% of the aggregate Purchase Price paid by such Holder pursuant to this Agreement.

6.2   Sections 4.9 and 4.10 are hereby removed in their entirety from the Notes.

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7.	ADDITIONAL PROVISIONS:

7.1   Except as specifically amended by this Agreement, each and every term, covenant, and condition contained in the Subscription Agreement and the Transaction Documents and provided for as a Transaction Obligations shall persist and remain in full force and effect, and each such term, covenant, and condition is incorporated herein by reference as though set forth in full.

7.2   The provisions of Sections 15(a), (b), (c), (d), and (e), inclusive, of the Subscription Agreement are hereby incorporated herein by reference as if set forth in full. For purposes of this Agreement, (i) references to “the Company” in those provisions shall mean Oxford; and, (ii) references to “Subscribers” shall mean the Lenders.

7.3   The Parties shall use and exercise their best efforts, taking all reasonable, ordinary and necessary measures to ensure an orderly and smooth relationship under this Agreement, and further agree to work together and negotiate in good faith to resolve any differences or problems which may arise in the future.

8.   EXECUTION: This Agreement may be executed in any number of counterparts, all of which when taken together shall be considered one and the same agreement, it being understood that all Parties need not sign the same counterpart. In the event that any signature is delivered by fax or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. Each of the Parties hereby expressly forever waives any and all rights to raise the use of a fax machine or E-Mail to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a fax machine or E-Mail, as a defense to the formation of a contract.

IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties and shall be effective as of and on the Effective Date set forth above. Each of the undersigned Parties hereby represents and warrants that it (i) has the requisite power and authority to enter into and carry out the terms and conditions of this Agreement, as well as all transactions contemplated hereunder; and, (ii) it is duly authorized and empowered to execute and deliver this Agreement.

EXECUTION PAGE TO AGREEMENT
BETWEEN OXFORD, PALISADES, AND LONGVIEW

OXFORD:	PALISADES:

OXFORD MEDIA, INC.	PALISADES MASTER FUND, LP,

BY: _____________________________	BY: _____________________________

NAME: __________________________	NAME: __________________________

TITLE: __________________________	TITLE: __________________________

DATED: __________________	DATED: __________________

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LONGVIEW FUND, L.P.

BY: _____________________________

NAME: __________________________

TITLE: __________________________

DATED: __________________

* * * * * * * * * *

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AMENDMENT TO AGREEMENT

THIS AMENDMENT TO AGREEMENT is made this ____ day of ____________, 2006, by and between OXFORD MEDIA, INC., a Nevada corporation (“Oxford”); PALISADES MASTER FUND, LP (“Palisades”); and, LONGVIEW FUND, L.P. (“Longview”), in order to modify that certain Agreement attached hereto as Exhibit “A” (the “Original Agreement”).

I

AMENDMENT

1.1	Section 4.4 of the Original Agreement is hereby amended to read as follows:

4.4   Palisades hereby agrees to amend the registration rights it is afforded in regard to the Oxford Series B Convertible Preferred Stock held by Palisades (the “Series B”) as follows: (i) Oxford shall now be required to file a registration statement no later than thirty (30) days after the actual effective date for the Registration Statement required to be filed on or before 01 December 2006 (the “Subsequent Registration Statement”); (ii) the Subsequent Registration Statement shall be declared effective no later than ninety (90) days after the actual filing date of the Subsequent Registration Statement; (iii) Oxford shall register in the Subsequent Registration Statement one hundred percent (100%) of that number of shares of Oxford common stock into which the Series B is then convertible, and no other shares in regard to the Series B other than a continuing obligation to register one hundred percent (100%) of that number of shares of Oxford common stock into which the Series B is then convertible as amended or changed from time-to-time; (iv) the maximum aggregate liquidated damages payable in regard to the Series B shall be 24.9% of the aggregate Purchase Price paid by Midsummer for the Series B; and, (v) subject to the terms hereunder, all liquidated damages that are accrued and unpaid prior to the date hereof shall be waived by Palisades if not for this Agreement.

1.2	Section 4.5 of the Original Agreement is hereby amended to read as follows:

4.5   Palisades hereby agrees to amend the registration rights it is afforded in regard to the Oxford Series A Convertible Preferred Stock held by Palisades (the “Series A”) as follows: (i) the same filing and effectiveness requirements of the Subsequent Registration Statement shall apply; (ii) Oxford shall register in the Subsequent Registration Statement one hundred percent (100%) of that number of shares of Oxford common stock into which the Series A is then convertible, and no other shares in regard to the Series A other than a continuing obligation to register one hundred percent (100%) of that number of shares of Oxford common stock into which the Series A is then convertible as amended or changed from time-to-time; (iii) the maximum aggregate liquidated damages payable in regard to the Series A shall be 24.9% of the aggregate Purchase Price paid by Palisades for the Series A; and, (iv) subject to the terms hereunder, all liquidated damages that are accrued and unpaid prior to the date hereof shall be waived by Palisades if not for this Agreement.

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1.3	The Original Agreement is hereby amended by adding the following new provision, to be identified as Section 4.9:

Notwithstanding any provision herein to the contrary, all registration obligations imposed on Oxford under the Original Agreement, as amended, shall be subject to and conditioned on the position of the Commission in regard to the registration of Registrable Securities under Rule 415 of the 1933 Act, as amended from time-to-time (the “415 Limitations”). As such, Oxford shall only be required to register that amount of Registrable Securities as it is permitted under the 415 Limitations. If at any time Oxford can not register the entire amount of Registrable Securities it is otherwise obligated to register due solely to the 415 Limitations, then (i) Oxford not be liable for any such registration deficiency; (ii) Oxford shall register, on a “pro rata basis” (as described below), the maximum number of all Registrable Securities permitted under the 415 Limitations; and, (iii) Oxford shall be obligated to file successive registration statements as frequently as permitted under the 415 Limitations until all of Oxford’s registration obligations under the Original Agreement, as amended, have been satisfied. Registration on a “pro rata basis” shall be based upon the total number of Registrable Securities held by all Subscribers and Holders.

1.4    The Original Agreement is hereby amended by adding the following new provision, to be identified as Section 4.10:

The minimum number of shares of common stock of Oxford which Oxford must register in the Registration Statement to be filed on or before 01 December 2006 is 1,275,032 shares, to be allocated as follows:

Midsummer Investment Ltd.	427,531
Palisades Master Fund, LP	413,157
Longview Fund, L.P.	244,981
Camofi Master LDC	86,075
Crescent International, Ltd.	43,037
Plus Four Private Equities, L.P.	43,037
David L. Parker	8,607
Lew Jaffe	8,607

1.5    The Original Agreement is hereby amended by adding the following new provision, to be identified as Section 4.11:

The terms and conditions of this Agreement shall not constitute or represent, in any manner or form, (i) a registration default by Oxford in respect of any registration obligation of Oxford; or, (ii) a waiver of any cash-less exercise rights in favor of the holder of any warrants issued by Oxford; or, (iii) a hindrance on any cash-less exercise rights held by any holder of warrants issued by Oxford.

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II

PRECEDENCE AND INCORPORATION BY REFERENCE

Except as specifically amended by this Amendment to Agreement, each and every term, covenant and condition contained in the Original Agreement referenced above shall persist and remain in full force and effect, and each such term, covenant and condition is incorporated herein by reference as though set forth in full. All capitalized and defined terms not otherwise defined herein shall have the same definition and meaning ascribed to them as in the Original Agreement.

III

ACCEPTANCE AND EXECUTION

This Amendment to Agreement, as amended, is hereby accepted by the undersigned. Its validity, construction, and all rights hereunder shall be governed by the laws of the State of New York.

OXFORD:	PALISADES:

OXFORD MEDIA, INC.	PALISADES MASTER FUND, LP,

BY: _____________________________	BY: _____________________________

NAME: __________________________	NAME: __________________________

TITLE: __________________________	TITLE: __________________________

DATED: __________________	DATED: __________________

LONGVIEW FUND, L.P.

BY: _____________________________

NAME: __________________________

TITLE:  __________________________

DATED: __________________

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